Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2021	2020	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$11,919	9,539	24.9%	24.9	—

Europe	5,668	4,063	39.5	28.6	10.9
Western Hemisphere excluding U.S.	1,367	1,133	20.6	12.7	7.9
Asia-Pacific, Africa	4,358	3,601	21.0	14.8	6.2
International	11,393	8,797	29.5	20.9	8.6

Worldwide	$23,312	18,336	27.1%	23.0	4.1

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2021	2020	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$23,030	20,238	13.8%	13.8	—

Europe	11,082	8,890	24.7	15.6	9.1
Western Hemisphere excluding U.S.	2,791	2,635	5.9	5.4	0.5
Asia-Pacific, Africa	8,730	7,264	20.2	14.2	6.0
International	22,603	18,789	20.3	13.7	6.6

Worldwide	$45,633	39,027	16.9%	13.7	3.2

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2021	2020	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health
U.S.	$1,751	1,557	12.4%	12.4	—
International	1,984	1,739	14.1	6.3	7.8
	3,735	3,296	13.3	9.2	4.1

Pharmaceutical
U.S.	6,869	6,120	12.2	12.2	—
International	5,730	4,632	23.7	15.4	8.3
	12,599	10,752	17.2	13.6	3.6

Medical Devices
U.S.	3,299	1,862	77.2	77.2	—
International	3,679	2,426	51.6	41.9	9.7
	6,978	4,288	62.7	57.2	5.5

U.S.	11,919	9,539	24.9	24.9	—
International	11,393	8,797	29.5	20.9	8.6
Worldwide	$23,312	18,336	27.1%	23.0	4.1

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2021	2020	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health
U.S.	$3,362	3,297	2.0%	2.0	—
International	3,916	3,624	8.1	3.3	4.8
	7,278	6,921	5.2	2.7	2.5

Pharmaceutical
U.S.	13,315	12,181	9.3	9.3	—
International	11,483	9,705	18.3	11.4	6.9
	24,798	21,886	13.3	10.3	3.0

Medical Devices
U.S.	6,353	4,760	33.5	33.5	—
International	7,204	5,460	31.9	24.5	7.4
	13,557	10,220	32.7	28.7	4.0

U.S.	23,030	20,238	13.8	13.8	—
International	22,603	18,789	20.3	13.7	6.6
Worldwide	$45,633	39,027	16.9%	13.7	3.2

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SECOND QUARTER

	2021		2020		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$23,312	100.0	$18,336	100.0	27.1
Cost of products sold	7,587	32.5	6,579	35.9	15.3
Gross Profit	15,725	67.5	11,757	64.1	33.8
Selling, marketing and administrative expenses	6,073	26.1	4,993	27.2	21.6
Research and development expense	3,394	14.6	2,707	14.8	25.4
In-process research and development	0	0.0	6	0.0
Interest (income) expense, net	28	0.1	26	0.2
Other (income) expense, net	(488)	(2.1)	24	0.1
Restructuring	56	0.2	61	0.3
Earnings before provision for taxes on income	6,662	28.6	3,940	21.5	69.1
Provision for taxes on income	384	1.7	314	1.7	22.3
Net earnings	$6,278	26.9	$3,626	19.8	73.1

Net earnings per share (Diluted)	$2.35		$1.36		72.8

Average shares outstanding (Diluted)	2,671.6		2,665.5

Effective tax rate	5.8%		8.0%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$7,776	33.4	$5,337	29.1	45.7
Net earnings	$6,625	28.4	$4,446	24.2	49.0
Net earnings per share (Diluted)	$2.48		$1.67		48.5
Effective tax rate	14.8%		16.7%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	SIX MONTHS

	2021		2020		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$45,633	100.0	$39,027	100.0	16.9
Cost of products sold	14,650	32.1	13,641	35.0	7.4
Gross Profit	30,983	67.9	25,386	65.0	22.0
Selling, marketing and administrative expenses	11,505	25.2	10,196	26.1	12.8
Research and development expense	6,572	14.4	5,287	13.5	24.3
In-process research and development	0	0.0	6	0.0
Interest (income) expense, net	76	0.2	(16)	0.0
Other (income) expense, net	(1,370)	(3.0)	(655)	(1.7)
Restructuring	109	0.2	119	0.3
Earnings before provision for taxes on income	14,091	30.9	10,449	26.8	34.9
Provision for taxes on income	1,616	3.6	1,027	2.7	57.4
Net earnings	$12,475	27.3	$9,422	24.1	32.4

Net earnings per share (Diluted)	$4.67		$3.53		32.3

Average shares outstanding (Diluted)	2,674.0		2,671.0

Effective tax rate	11.5%		9.8%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$16,067	35.2	$12,581	32.2	27.7
Net earnings	$13,549	29.7	$10,600	27.2	27.8
Net earnings per share (Diluted)	$5.07		$3.97		27.7
Effective tax rate	15.7%		15.7%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Second Quarter
	(Dollars in Millions Except Per Share Data)	2021	2020
	Net Earnings, after tax- as reported	$6,278	$3,626

	Pre-tax Adjustments
	Intangible Asset Amortization expense	1,202	1,127
	Litigation related	(23)	613
	IPR&D	-	6
	Restructuring related	108	115
	Acquisition, integration and divestiture related	14	29
	Unrealized (gains)/losses on securities	(243)	(533)
	Medical Device Regulation	56	37
	Other	-	3

	Tax Adjustments
	Tax impact on special item adjustments [1]	(135)	(253)
	Tax legislation and other tax related	(632)	(324)
	Adjusted Net Earnings, after tax	$6,625	$4,446
	Average shares outstanding (Diluted)	2,671.6	2,665.5
	Adjusted net earnings per share (Diluted)	$2.48	$1.67
	Operational adjusted net earnings per share (Diluted)	$2.42

	Notes:
[1]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Six Months Ended
	(Dollars in Millions Except Per Share Data)	2021	2020
	Net Earnings, after tax- as reported	$12,475	$9,422

	Pre-tax Adjustments
	Intangible Asset Amortization expense	2,417	2,245
	Litigation related	(23)	733
	IPR&D	-	6
	Restructuring related	212	233
	Acquisition, integration and divestiture related ¹	(524)	(933)
	Unrealized (gains)/losses on securities	(208)	(206)
	Medical Device Regulation	102	51
	Other	-	3

	Tax Adjustments
	Tax impact on special item adjustments [2]	(248)	(520)
	Tax legislation and other tax related	(654)	(434)
	Adjusted Net Earnings, after tax	$13,549	$10,600
	Average shares outstanding (Diluted)	2,674.0	2,671.0
	Adjusted net earnings per share (Diluted)	$5.07	$3.97
	Operational adjusted net earnings per share (Diluted)	$4.91

	Notes:
[1]	Acquisition, integration and divestiture related for the six months of 2021 primarily includes the gain on the divestiture of two Pharmaceutical brands outside of the U.S. The six months of 2020 primarily includes a $983M Contingent Consideration reversal related to the timing of certain developmental milestones associated with the Auris Health acquisition.

[2]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
SECOND QUARTER 2021 ACTUAL vs. 2020 ACTUAL

Segments
	Consumer Health	Pharmaceutical	Medical Devices	Total
WW As Reported	13.3%	17.2%	62.7%	27.1%
U.S.	12.4%	12.2%	77.2%	24.9%
International	14.1%	23.7%	51.6%	29.5%

WW Currency	4.1	3.6	5.5	4.1
U.S.	—	—	—	—
International	7.8	8.3	9.7	8.6

WW Operational	9.2%	13.6%	57.2%	23.0%
U.S.	12.4%	12.2%	77.2%	24.9%
International	6.3%	15.4%	41.9%	20.9%

General Surgery
Advanced Sterilization Products			1.2	0.2
U.S.			0.0	0.0
International			1.9	0.4

All Other Acquisitions and Divestitures	0.8	0.6	0.3	0.6
U.S.	0.6	(0.1)	0.7	0.1
International	1.1	1.5	0.0	1.0

WW Adjusted Operational	10.0%	14.1%	58.7%	23.8%
U.S.	13.0%	12.1%	77.9%	25.1%
International	7.4%	16.8%	43.8%	22.4%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
SIX MONTHS 2021 ACTUAL vs. 2020 ACTUAL

Segments
	Consumer Health	Pharmaceutical	Medical Devices	Total
WW As Reported	5.2%	13.3%	32.7%	16.9%
U.S.	2.0%	9.3%	33.5%	13.8%
International	8.1%	18.3%	31.9%	20.3%

WW Currency	2.5	3.0	4.0	3.2
U.S.	—	—	—	—
International	4.8	6.9	7.4	6.6

WW Operational	2.7%	10.3%	28.7%	13.7%
U.S.	2.0%	9.3%	33.5%	13.8%
International	3.3%	11.4%	24.5%	13.7%

General Surgery
Advanced Sterilization Products			0.8	0.2
U.S.			0.0	0.0
International			1.5	0.4

All Other Acquisitions and Divestitures	0.6	0.5	0.2	0.4
U.S.	0.5	(0.1)	0.5	0.1
International	0.7	1.2	0.0	0.8

WW Adjusted Operational	3.3%	10.7%	29.7%	14.4%
U.S.	2.5%	9.2%	33.9%	13.9%
International	4.0%	12.6%	26.0%	14.8%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2)

OTC
US	$675	627	7.7%	7.7%	—%
Intl	633	522	21.2	10.4	10.8
WW	1,307	1,149	13.8	8.9	4.9

SKIN HEALTH / BEAUTY
US	659	536	23.0	23.0	—
Intl	511	471	8.4	1.4	7.0
WW	1,170	1,007	16.2	12.9	3.3

ORAL CARE
US	165	170	(3.1)	(3.1)	—
Intl	260	227	14.6	6.7	7.9
WW	426	397	7.0	2.5	4.5

BABY CARE
US	97	96	0.8	0.8	—
Intl	290	260	11.5	6.6	4.9
WW	387	356	8.6	5.0	3.6

WOMEN'S HEALTH
US	3	3	(3.1)	(3.1)	—
Intl	227	199	14.2	9.2	5.0
WW	230	202	13.9	9.0	4.9

WOUND CARE / OTHER
US	153	126	20.9	20.9	—
Intl	64	59	7.3	(2.8)	10.1
WW	216	185	16.6	13.4	3.2

TOTAL CONSUMER HEALTH
US	1,751	1,557	12.4	12.4	—
Intl	1,984	1,739	14.1	6.3	7.8
WW	$3,735	3,296	13.3%	9.2%	4.1%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$2,748	2,362	16.4%	16.4%	—%
Intl	1,483	1,161	27.7	18.2	9.5
WW	4,231	3,523	20.1	17.0	3.1
REMICADE
US	540	593	(9.1)	(9.1)	—
US Exports (4)	93	133	(30.0)	(30.0)	—
Intl	255	208	22.4	11.1	11.3
WW	888	935	(5.1)	(7.6)	2.5
SIMPONI / SIMPONI ARIA
US	290	256	12.8	12.8	—
Intl	294	289	1.7	(3.8)	5.5
WW	584	546	6.9	4.0	2.9
STELARA
US	1,496	1,138	31.4	31.4	—
Intl	778	558	39.2	28.6	10.6
WW	2,274	1,697	34.0	30.5	3.5
TREMFYA
US	325	241	35.0	35.0	—
Intl	155	101	52.3	41.1	11.2
WW	479	342	40.2	36.8	3.4
OTHER IMMUNOLOGY
US	5	—	*	*	—
Intl	1	3	(61.3)	(67.9)	6.6
WW	7	3	*	*	*

INFECTIOUS DISEASES
US	444	416	6.8	6.8	—
Intl	585	463	26.3	18.2	8.1
WW	1,028	878	17.1	12.8	4.3
COVID-19 VACCINE
US	51	—	*	*	—
Intl	113	—	*	*	—
WW	164	—	*	*	—
EDURANT / rilpivirine
US	9	10	(9.3)	(9.3)	—
Intl	253	246	2.8	(4.0)	6.8
WW	262	256	2.3	(4.2)	6.5
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	368	379	(3.2)	(3.2)	—
Intl	137	130	5.5	(5.9)	11.4
WW	505	510	(1.0)	(3.9)	2.9
OTHER INFECTIOUS DISEASES
US	16	25	(36.2)	(36.2)	—
Intl	81	87	(6.2)	(13.4)	7.2
WW	98	113	(13.0)	(18.5)	5.5

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$842	778	8.0%	8.0%	—%
Intl	967	809	19.6	13.1	6.5
WW	1,808	1,587	13.9	10.6	3.3
CONCERTA / methylphenidate
US	35	55	(36.0)	(36.0)	—
Intl	127	94	33.7	25.6	8.1
WW	161	149	8.1	3.0	5.1
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	645	576	11.9	11.9	—
Intl	380	303	25.1	15.9	9.2
WW	1,024	879	16.4	13.3	3.1
RISPERDAL CONSTA
US	72	74	(3.0)	(3.0)	—
Intl	84	79	6.4	0.2	6.2
WW	155	153	1.9	(1.3)	3.2
OTHER NEUROSCIENCE
US	91	75	20.9	20.9	—
Intl	377	331	13.8	10.0	3.8
WW	468	406	15.1	12.0	3.1

ONCOLOGY
US	1,462	1,181	23.7	23.7	—
Intl	2,073	1,609	28.8	19.8	9.0
WW	3,535	2,791	26.7	21.5	5.2
DARZALEX
US	770	492	56.7	56.7	—
Intl	663	409	62.1	50.3	11.8
WW	1,433	901	59.2	53.8	5.4
ERLEADA
US	193	136	41.5	41.5	—
Intl	109	33	*	*	*
WW	302	170	77.6	73.7	3.9
IMBRUVICA
US	454	447	1.7	1.7	—
Intl	662	502	31.9	22.1	9.8
WW	1,116	949	17.7	12.5	5.2
ZYTIGA / abiraterone acetate
US	21	87	(75.3)	(75.3)	—
Intl	542	480	12.8	5.4	7.4
WW	563	568	(0.8)	(7.1)	6.3
OTHER ONCOLOGY
US	23	20	18.8	18.8	—
Intl	97	185	(47.2)	(49.6)	2.4
WW	120	204	(40.9)	(43.0)	2.1

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION
US	$595	545	9.0%	9.0%	—%
Intl	275	243	13.5	7.9	5.6
WW	870	789	10.4	8.7	1.7
OPSUMIT
US	290	256	13.6	13.6	—
Intl	172	150	14.9	9.0	5.9
WW	463	406	14.1	11.9	2.2
UPTRAVI
US	268	254	6.0	6.0	—
Intl	45	28	54.9	42.9	12.0
WW	313	282	11.0	9.8	1.2
OTHER PULMONARY HYPERTENSION
US	36	37	(2.4)	(2.4)	—
Intl	59	64	(8.2)	(10.3)	2.1
WW	95	101	(6.1)	(7.5)	1.4

CARDIOVASCULAR / METABOLISM / OTHER
US	780	837	(6.9)	(6.9)	—
Intl	346	347	(0.3)	(8.4)	8.1
WW	1,126	1,184	(5.0)	(7.3)	2.3
XARELTO
US	569	559	1.8	1.8	—
Intl	—	—	—	—	—
WW	569	559	1.8	1.8	—
INVOKANA / INVOKAMET
US	96	132	(27.0)	(27.0)	—
Intl	64	47	33.8	22.1	11.7
WW	160	179	(10.9)	(14.0)	3.1
PROCRIT / EPREX
US	59	70	(16.3)	(16.3)	—
Intl	69	66	3.7	(4.5)	8.2
WW	127	136	(6.6)	(10.6)	4.0
OTHER
US	57	78	(26.7)	(26.7)	—
Intl	214	234	(8.4)	(15.7)	7.3
WW	271	312	(13.0)	(18.4)	5.4

TOTAL PHARMACEUTICAL
US	6,869	6,120	12.2	12.2	—
Intl	5,730	4,632	23.7	15.4	8.3
WW	$12,599	10,752	17.2%	13.6%	3.6%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2)

INTERVENTIONAL SOLUTIONS
US	$475	255	86.5%	86.5%	—%
Intl	572	335	70.5	59.8	10.7
WW	1,046	590	77.4	71.3	6.1

ORTHOPAEDICS
US	1,323	869	52.3	52.3	—
Intl	904	583	55.1	43.2	11.9
WW	2,227	1,451	53.4	48.6	4.8

HIPS
US	234	137	70.5	70.5	—
Intl	159	88	78.6	64.3	14.3
WW	392	226	73.7	68.1	5.6

KNEES
US	210	108	94.3	94.3	—
Intl	140	66	*	95.1	16.8
WW	350	174	*	94.6	6.4

TRAUMA
US	447	354	26.0	26.0	—
Intl	263	198	32.7	22.7	10.0
WW	710	553	28.4	24.8	3.6

SPINE, SPORTS & OTHER
US	433	270	60.6	60.6	—
Intl	343	230	49.0	37.9	11.1
WW	776	499	55.3	50.2	5.1

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SECOND QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (Continued)

SURGERY
US	$1,035	490	*	*	—%
Intl	1,487	1,060	40.2	30.6	9.6
WW	2,522	1,551	62.6	56.0	6.6

ADVANCED
US	459	277	65.4	65.4	—
Intl	708	498	42.2	32.5	9.7
WW	1,168	775	50.5	44.3	6.2

GENERAL
US	576	213	*	*	—
Intl	779	562	38.5	28.9	9.6
WW	1,354	775	74.7	67.8	6.9

VISION
US	467	248	88.3	88.3	—
Intl	716	447	60.0	53.7	6.3
WW	1,183	695	70.1	66.0	4.1

CONTACT LENSES / OTHER
US	352	203	73.3	73.3	—
Intl	517	352	47.0	41.9	5.1
WW	868	554	56.7	53.4	3.3
SURGICAL
US	115	45	*	*	—
Intl	199	96	*	97.1	10.6
WW	314	141	*	*	*

TOTAL MEDICAL DEVICES
US	3,299	1,862	77.2	77.2	—
Intl	3,679	2,426	51.6	41.9	9.7
WW	$6,978	4,288	62.7%	57.2%	5.5%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2021	2020	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2)

OTC
US	$1,274	1,316	(3.2)%	(3.2)%	—%
Intl	1,208	1,181	2.3	(4.7)	7.0
WW	2,482	2,497	(0.6)	(3.9)	3.3

SKIN HEALTH / BEAUTY
US	1,293	1,195	8.2	8.2	—
Intl	1,040	929	12.0	6.8	5.2
WW	2,333	2,124	9.8	7.6	2.2

ORAL CARE
US	328	346	(5.2)	(5.2)	—
Intl	514	446	15.3	10.2	5.1
WW	843	792	6.3	3.5	2.8

BABY CARE
US	193	188	2.4	2.4	—
Intl	583	529	10.2	9.0	1.2
WW	776	717	8.1	7.3	0.8

WOMEN'S HEALTH
US	6	7	(16.0)	(16.0)	—
Intl	446	427	4.5	3.1	1.4
WW	452	434	4.2	2.8	1.4

WOUND CARE / OTHER
US	268	245	9.3	9.3	—
Intl	125	111	12.1	5.2	6.9
WW	393	356	10.2	8.0	2.2

TOTAL CONSUMER HEALTH
US	3,362	3,297	2.0	2.0	—
Intl	3,916	3,624	8.1	3.3	4.8
WW	$7,278	6,921	5.2%	2.7%	2.5%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$5,161	4,772	8.2%	8.2%	—%
Intl	2,984	2,389	24.9	17.0	7.9
WW	8,145	7,161	13.7	11.1	2.6
REMICADE
US	1,029	1,218	(15.6)	(15.6)	—
US Exports (4)	150	243	(38.2)	(38.2)	—
Intl	487	464	4.9	(1.7)	6.6
WW	1,665	1,925	(13.5)	(15.1)	1.6
SIMPONI / SIMPONI ARIA
US	545	528	3.2	3.2	—
Intl	601	547	9.8	4.5	5.3
WW	1,146	1,075	6.6	3.8	2.8
STELARA
US	2,827	2,355	20.0	20.0	—
Intl	1,595	1,161	37.3	28.1	9.2
WW	4,422	3,516	25.8	22.7	3.1
TREMFYA
US	599	428	40.0	40.0	—
Intl	298	210	41.8	31.8	10.0
WW	897	638	40.6	37.3	3.3
OTHER IMMUNOLOGY
US	12	—	*	*	—
Intl	3	6	(51.2)	(53.9)	2.7
WW	15	6	*	*	*

INFECTIOUS DISEASES
US	956	852	12.2	12.2	—
Intl	1,079	946	14.1	7.8	6.3
WW	2,035	1,798	13.2	9.9	3.3
COVID-19 VACCINE
US	151	—	*	*	—
Intl	113	—	*	*	—
WW	264	—	*	*	—
EDURANT / rilpivirine
US	19	22	(10.9)	(10.9)	—
Intl	486	458	6.0	(1.7)	7.7
WW	505	480	5.2	(2.1)	7.3
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	748	775	(3.5)	(3.5)	—
Intl	303	314	(3.5)	(8.5)	5.0
WW	1,051	1,089	(3.5)	(5.0)	1.5
OTHER INFECTIOUS DISEASES
US	37	54	(31.3)	(31.3)	—
Intl	177	174	1.8	(3.0)	4.8
WW	215	229	(6.1)	(9.7)	3.6

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$1,613	1,526	5.6%	5.6%	—%
Intl	1,916	1,719	11.5	6.3	5.2
WW	3,529	3,245	8.7	6.0	2.7
CONCERTA / methylphenidate
US	82	107	(23.1)	(23.1)	—
Intl	250	212	17.5	11.1	6.4
WW	332	320	3.9	(0.3)	4.2
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	1,234	1,120	10.2	10.2	—
Intl	756	642	17.7	9.9	7.8
WW	1,989	1,762	12.9	10.1	2.8
RISPERDAL CONSTA
US	139	150	(7.5)	(7.5)	—
Intl	173	173	0.4	(4.6)	5.0
WW	312	323	(3.3)	(6.0)	2.7
OTHER NEUROSCIENCE
US	158	150	5.6	5.6	—
Intl	738	691	6.7	4.3	2.4
WW	896	841	6.5	4.5	2.0

ONCOLOGY
US	2,839	2,356	20.5	20.5	—
Intl	4,266	3,448	23.7	16.2	7.5
WW	7,105	5,804	22.4	17.9	4.5
DARZALEX
US	1,461	955	53.1	53.1	—
Intl	1,337	883	51.4	42.3	9.1
WW	2,798	1,838	52.2	47.9	4.3
ERLEADA
US	364	255	42.7	42.7	—
Intl	199	57	*	*	*
WW	563	313	80.0	76.4	3.6
IMBRUVICA
US	898	879	2.2	2.2	—
Intl	1,342	1,101	21.9	14.2	7.7
WW	2,241	1,980	13.2	8.9	4.3
ZYTIGA / abiraterone acetate
US	71	226	(68.5)	(68.5)	—
Intl	1,130	1,032	9.5	2.5	7.0
WW	1,201	1,258	(4.5)	(10.3)	5.8
OTHER ONCOLOGY
US	44	42	6.3	6.3	—
Intl	258	375	(31.0)	(34.3)	3.3
WW	302	416	(27.3)	(30.2)	2.9
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	SIX MONTHS
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION
US	$1,168	1,031	13.2%	13.2%	—%
Intl	563	503	12.1	6.7	5.4
WW	1,731	1,534	12.9	11.1	1.8
OPSUMIT
US	562	485	15.9	15.9	—
Intl	351	310	13.1	7.6	5.5
WW	913	795	14.8	12.7	2.1
UPTRAVI
US	527	466	13.3	13.3	—
Intl	91	66	36.8	27.4	9.4
WW	618	532	16.2	15.0	1.2
OTHER PULMONARY HYPERTENSION
US	78	81	(3.0)	(3.0)	—
Intl	122	126	(3.5)	(6.3)	2.8
WW	200	207	(3.3)	(5.0)	1.7

CARDIOVASCULAR / METABOLISM / OTHER
US	1,579	1,643	(3.9)	(3.9)	—
Intl	674	701	(3.8)	(9.9)	6.1
WW	2,253	2,344	(3.9)	(5.7)	1.8
XARELTO
US	1,158	1,086	6.6	6.6	—
Intl	—	—	—	—	—
WW	1,158	1,086	6.6	6.6	—
INVOKANA / INVOKAMET
US	183	249	(26.6)	(26.6)	—
Intl	127	105	20.3	12.2	8.1
WW	310	354	(12.6)	(15.0)	2.4
PROCRIT / EPREX
US	121	146	(17.3)	(17.3)	—
Intl	133	145	(8.2)	(14.1)	5.9
WW	254	291	(12.8)	(15.7)	2.9
OTHER
US	117	163	(27.8)	(27.8)	—
Intl	415	451	(8.1)	(13.7)	5.6
WW	532	614	(13.3)	(17.4)	4.1

TOTAL PHARMACEUTICAL
US	13,315	12,181	9.3	9.3	—
Intl	11,483	9,705	18.3	11.4	6.9
WW	$24,798	21,886	13.3%	10.3%	3.0%
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2021	2020	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2)

INTERVENTIONAL SOLUTIONS
US	$909	620	46.7%	46.7%	—%
Intl	1,086	697	55.7	46.4	9.3
WW	1,995	1,317	51.5	46.5	5.0

ORTHOPAEDICS
US	2,572	2,119	21.4	21.4	—
Intl	1,768	1,371	29.0	20.2	8.8
WW	4,340	3,489	24.4	20.9	3.5

HIPS
US	444	343	29.6	29.6	—
Intl	305	220	38.3	28.6	9.7
WW	749	563	33.0	29.2	3.8

KNEES
US	395	322	22.7	22.7	—
Intl	272	196	39.2	29.5	9.7
WW	667	517	28.9	25.2	3.7

TRAUMA
US	897	761	17.8	17.8	—
Intl	545	445	22.5	14.4	8.1
WW	1,443	1,207	19.6	16.5	3.1

SPINE, SPORTS & OTHER
US	836	693	20.7	20.7	—
Intl	646	510	26.7	18.0	8.7
WW	1,482	1,202	23.2	19.6	3.6

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	SIX MONTHS
			% Change
	2021	2020	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (Continued)

SURGERY
US	$1,933	1,334	44.9%	44.9%	—%
Intl	2,961	2,317	27.8	20.4	7.4
WW	4,894	3,651	34.0	29.3	4.7

ADVANCED
US	864	658	31.3	31.3	—
Intl	1,421	1,065	33.4	25.6	7.8
WW	2,286	1,723	32.6	27.8	4.8

GENERAL
US	1,069	676	58.1	58.1	—
Intl	1,540	1,252	23.0	15.9	7.1
WW	2,608	1,928	35.3	30.7	4.6

VISION
US	939	687	36.6	36.6	—
Intl	1,389	1,075	29.2	24.6	4.6
WW	2,328	1,762	32.1	29.3	2.8

CONTACT LENSES / OTHER
US	723	549	31.6	31.6	—
Intl	1,003	819	22.5	18.5	4.0
WW	1,725	1,368	26.1	23.7	2.4
SURGICAL
US	216	138	56.3	56.3	—
Intl	386	256	50.9	44.4	6.5
WW	602	394	52.8	48.6	4.2

TOTAL MEDICAL DEVICES
US	6,353	4,760	33.5	33.5	—
Intl	7,204	5,460	31.9	24.5	7.4
WW	$13,557	10,220	32.7%	28.7%	4.0%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-
rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Certain prior year amounts have been reclassified to conform to current year product disclosures
(4) Reported as U.S. sales